99.4  Press Release (Redemption of Warrants)

FOR IMMEDIATE RELEASE:

           EAGLE WIRELESS ANNOUNCES CALL OF CLASS A, B, AND C WARRANTS

              "CONDITIONS OF WARRANT CALL AND REDEMPTION CLARIFIED"

LEAGUE CITY, TX - MAY 3, 2000: Eagle Wireless International, Inc. (AMEX: EAG), today announced that it has previously called all of its Class A ($4.00), B ($6.00), and C ($2.00) warrants according to the terms of the warrant agreements and has notified individual warrant holders of this event according to the best information available to the company as to the identification of the current warrant holders. However, because considerable time has elapsed since the original issue of the warrants in addition to the fact that the Class B warrant actively trades on the American Stock Exchange, this press release is intended to alert all warrant holders as to these events as well as to clarify the details of the warrant call and subsequent redemption.

The official call date of the Class A and Class C warrants is midnight May 17, 2000, in accordance with the terms and conditions of the original Class A and Class C Warrant Agreements. Warrant holders are encouraged to submit their warrants for conversion by May 12, 2000, to allow sufficient time for conversion processing and clearing of funds prior to the May 17, 2000, date. All valid requests for warrant conversion prior to the call date must be honored by the company according to the terms of the Class A and Class C Warrant Agreements. As of May 18, 2000, the company will have the right at any time, but not the obligation, to redeem all outstanding Class A and C warrants for $.05 each. All Class A and C warrants submitted to the company for conversion, along with proper funds, after May 17, 2000, may continue to be converted by the company into common stock, at the sole discretion of the company, until the start of warrant redemption or the expiration date of the warrants on August 31, 2000, whichever occurs first. The company may also, at its sole discretion, begin to redeem all such warrants for $.05 each without further notice at any time after May 17, 2000. Once such redemption begins, no other conversions to common stock will be allowed. The decision as to whether to continue the warrant conversion or to begin the redemption process will be based on what management believes to be in the best interest of the company as well as all of the stockholders.

The official call date of the Class B warrants is midnight June 1, 2000, in accordance with the terms and conditions of the original Class B Warrant Agreement. Warrant holders are encouraged to submit their warrants for conversion by May 26, 2000, to allow sufficient time for conversion processing and clearing of funds prior to the June 1, 2000, date. All valid requests for warrant conversion prior to the call date must be honored by the company according to the terms of the Class B Warrant Agreement. As of June 2, 2000, the company will have the right at any time, but not the obligation, to redeem all outstanding Class B warrants for $.05 each. All Class B warrants submitted to the company for conversion, along with proper funds, after June 1, 2000, may continue to be converted by the company into common stock, at the sole discretion of the company, until the start of warrant redemption or the expiration date of the warrants on August 31, 2000, whichever occurs first. The company may also, at its sole discretion, begin to redeem all such warrants for $.05 each without further notice at any time after June 1, 2000. Once such redemption begins, no other conversions to common stock will be allowed. The decision as to whether to continue the warrant conversion or to begin the redemption process will be based on what management believes to be in the best interest of the company as well as all of the stockholders. The Class B warrants will continue to be traded on the American Stock Exchange

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as long as they meet the minimum continued listing requirements, prior to redemption or until they expire on August 31, 2000, whichever occurs first.

The warrant conversions, to date, have provided more than twenty two million dollars of working capital to support the Eagle business plan and should provide more than fifty two million dollars of working capital when fully converted. Eagle continues to execute its business plan on schedule and is currently ramping up its set-top box production in Singapore while making initial deliveries to select customers. Activity continues high in all parts of the company including the Atlanticpacific expansion, the etoolz technology development, and the BroadbandMagic.com initial wireless DSL activities. Eagle is also evaluating other opportunities for all of its products throughout the world and is developing many new strategic relationships that will be the subject of subsequent press releases as the relationships develop.

Eagle Wireless International, Inc., and its subsidiaries are leading suppliers of broadband wired and wireless equipment and services for the Internet, multimedia set-top-box, one- and two-way wireless messaging, specialized mobile radio (SMR), remote data acquisition and meter reading, and integrated wired and wireless convergence product markets. The company is headquartered in League City, Texas, near the NASA Johnson Space Center south of Houston. Further news updates on Eagle and its products are available at WWW.EGLW.COM, WWW.BROADBANDMAGIC.COM, WWW.ATLANTICPACIFIC.NET, WWW.ETOOLZ.COM,
WWW.OTCFN.COM/EGLW, and WWW.CHARTERBRIDGE.NET.

FORWARD-LOOKING STATEMENTS IN THIS RELEASE ARE MADE PURSUANT TO THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. INVESTORS ARE CAUTIONED THAT SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES, INCLUDING, WITHOUT LIMITATION, CONTINUED ACCEPTANCE OF THE COMPANY'S PRODUCTS, INCREASED LEVELS OF COMPETITION, NEW PRODUCTS AND TECHNOLOGICAL CHANGES, THE COMPANY'S DEPENDENCE UPON THIRD-PARTY SUPPLIERS, INTELLECTUAL PROPERTY RIGHTS, AND OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY'S PERIODIC REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

   EAGLE WIRELESS DEFINES PROCEDURES FOR NOTIFICATION OF REDEMPTION OF CLASS B
                                    WARRANTS

LEAGUE CITY, TX - MAY 9, 2000: Eagle Wireless International, Inc. (AMEX: EAG), today reassured warrant holders that any future redemption of Class B warrants (AMEX: EAG.WS.B) would only occur after reasonable additional public notice is given to warrant holders.

Although the company will have the right (but not the obligation) to redeem all outstanding Class B warrants for $.05 each at any time after June 1, 2000, the company will not do so without prior public announcement and the provision of a reasonable time period in which to convert the warrants in order to prevent the redemption. The Company envisions that this notice would occur 10 business days before any actual redemption activity and would be in the form of a company press release. The Company believes that this time period would allow all warrant holders desiring to convert ample opportunity to complete the conversion to common stock.

As stated in a previous release, all Class B warrants submitted to the company for conversion, along with proper funds, after the call date of June 1, 2000, may continue to be converted by the company into common stock at $6.00 per share, up to and until the start of warrant redemption or the expiration date of the warrants on August 31, 2000, whichever occurs first. Once redemption begins, no other conversions to common stock will be allowed.

The decision as to whether to continue the warrant conversion or to begin the redemption process will be based on what management believes to be in the best interest of the company as well as all of the stockholders. The Class B warrants will continue to be traded on the American Stock Exchange, as long as they meet the minimum continued listing requirements, prior to redemption or until they expire on August 31, 2000, whichever occurs first.

Eagle Wireless International, Inc., and its subsidiaries are leading suppliers of broadband wired and wireless equipment and services for the Internet, multimedia set-top-box, one- and two-way wireless messaging, specialized mobile radio (SMR), remote data acquisition and meter reading, and integrated wired and wireless convergence product markets. The company is headquartered in League City, Texas, near the NASA Johnson Space Center south of Houston. Further news updates on Eagle and its products are available at WWW.EGLW.COM, WWW.BROADBANDMAGIC.COM, WWW.ATLANTICPACIFIC.NET, WWW.ETOOLZ.COM,
WWW.OTCFN.COM/EGLW, and WWW.CHARTERBRIDGE.NET.

FORWARD-LOOKING STATEMENTS IN THIS RELEASE ARE MADE PURSUANT TO THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. INVESTORS ARE CAUTIONED THAT SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES, INCLUDING, WITHOUT LIMITATION, CONTINUED ACCEPTANCE OF THE COMPANY'S PRODUCTS, INCREASED LEVELS OF COMPETITION, NEW PRODUCTS AND TECHNOLOGICAL CHANGES, THE COMPANY'S DEPENDENCE UPON THIRD-PARTY SUPPLIERS, INTELLECTUAL PROPERTY RIGHTS, AND OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY'S PERIODIC REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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